UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2010

CHINA AGRI-BUSINESS, INC.
(Exact name of registrant as specified in Charter)

Maryland	333-140118	20-3912942
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

In the People’s Republic of China:
Building 2, Unit 1, 15th Floor
Ling Xian Xin Cheng
86 Gaoxin Road
Hi-Tech Industrial Development Zone
Xian, Shannxi, China 710065

In the United States:
11 East 86th Street, New York, New York 10028
(Address of Principal Executive Officers)

In the People’s Republic of China: (86) 029-68596556
In the United States: (212) 348-5600
(Registrant’s telephone number, including area code)

N/A
(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 22, 2010, China Agri-Business, Inc. (the “Registrant”) issued a press release announcing results of operations for the three months ended September 30, 2010. A copy of the press release making the announcement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Press release dated November 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2010

CHINA AGRI-BUSINESS, INC.

By:	/s/ Xiaolong Zhou
Name: Xiaolong Zhou
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 – Press release dated November 22, 2010.